UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 9, 2005

UNIVEC, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	0-22413	11-3163455
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
4810 Seton Drive, Baltimore, MD 21215
(Address of principal executive offices)

(410) 347-9959
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

 On June 9, 2005 Most & Company, LLP (MCO) submitted their resignation as the principal registered independent public accounting firm of Univec, Inc. (the “Registrant”).

MCO has been unable to obtain the necessary evidential matter to form a basis for an opinion regarding management's assertions for purchases and accounts payable for the Group Purchasing Operations of Physician and Pharmaceutical Services Inc (PPSI), a wholly-owned subsidiary of the Registrant. This audit circumstance does not constitute an accounting principles disparity as defined by Regulation S-B Item 304(a)(1)(iv). Therefore, the provisions of Item 304(b) are not applicable in this circumstance.

The Registrant’s Board of Directors discussed the subject matter of the audit circumstance with MCO at aboard meeting held on June 8, 2005. The Board of Directors’ Audit Committee, including Committee chairman John Frank, had discussed the audit circumstances with MCO on various prior occasions.

The Registrant has authorized its former principal registered independent public accounting firm to respond fully to the inquiries of the successor accountant in regard to the subject matter of this audit circumstance.

For the years ended December 31, 2003 and 2002, MCO had issued unqualified opinions on the Registrant’s financial statements, except for the issue discussed in more detail in Item 4.02 below. There have been no other adverse or qualified opinions as to uncertainties, audit scope or accounting principles.

 The Registrant has requested MCO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the preceding statements regarding Item 304(a)(1)(C) - (E), except for the issue discussed in more detail in Item 4.02 below.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On June 9, 2005 MCO the Registrant’s registered independent public accounting firm, informed the Registrant that it no longer may rely on their auditors’ report for the year-ended December 31, 2003 as included in the Registrant’s previously filed Form 10-KSB for the year then ended. Further, MCO has informed the Registrant that it may no longer rely on their review reports for the previously filed quarterly Form’s 10-QSB for all quarters starting with the quarter-ended March 31, 2003 through the quarter-ended September 30, 2004.

MCO has stated that it has been unable to obtain the necessary evidential matter to form a basis for an opinion regarding management's assertions for purchases and accounts payable for the Group Purchasing Operations of PPSI. As a result, MCO is unable to express an opinion on management's assertion to recognize revenues on the “Gross” method for the GPO's revenues.

The Registrant’s Audit Committee including John Frank, the committee chairman, and Board of Directors each discussed the subject matter of the audit circumstance with MCO prior to their resignation on June 9, 2005.

The Registrant has determined that there will be a restatement of financial statements for the year-ended December 31, 2003. Restatement of the year ended December 31, 2003, have been reflected in the Registrant’s Annual Report on Form 10-KSB for fiscal 2004,

ITEM 9.01. EXHIBITS.

Exhibit Number 16.2 - Letter from Most & Company LLP, dated July 27, 2005 regarding whether it agrees with the statements regarding Item 304(a)(1)(C) - (E) as provided by the Registrant herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Univec, Inc.

January 11, 2006	By:	/s/ David Dalton
David Dalton
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.2
Most & Company, LLP letter dated July 27, 2005 to the U. S. Securities and Exchange Commission regarding whether it agrees with the statements regarding Item 304(a)(1)(C) - (E) as provided by the Registrant herein